UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Nemus Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)

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NEMUS BIOSCIENCE, INC.

130 North Marina Drive

Long Beach, California 90803

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT October __, 2018

Dear Nemus Bioscience, Inc. Stockholders:

The accompanying Information Statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Nemus Bioscience, Inc., a Nevada corporation (the “Company”), to holders of record as of the close of business on October 5, 2018 (the “Stockholders”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on October 5, 2018, the holder of a majority of the voting power of the outstanding capital stock of the Company acted by written consent in lieu of a special meeting of the Stockholders in accordance with Section 78.320 of the Nevada Revised Statutes (“NRS”) to authorize and approve the following:

(1)	An amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of Common Stock from 236,000,000 to 500,000,000 shares (the “Authorized Common Stock Amendment”); and

(2)	An amendment to the Company’s 2014 Omnibus Incentive Plan (the “Plan”) increasing the number of shares authorized for issuance under the Plan (the “Plan Amendment”).

The approval of the Authorized Common Stock Amendment will not become effective until at least 20 calendar days after the initial mailing of this Information Statement.

No action is required by you. The NRS permit holders of a majority of the voting power of a Nevada corporation to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its Stockholders to consider or vote upon the Authorized Common Stock Amendment or the Plan Amendment. This Information Statement is furnished solely for the purpose of informing our Stockholders of the actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being distributed to the Stockholders on or about October __, 2018. We encourage you to read the Information Statement carefully for further information regarding these actions.

Please note that the Company’s controlling stockholder has voted to approve the Authorized Common Stock Amendment and Plan Amendment. The number of votes held by the stockholder executing the written consent is sufficient to satisfy the stockholder vote requirement for these actions under applicable law and the Company’s charter documents, so no additional votes will consequently be needed to approve these actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Dr. Brian S. Murphy
Dr. Brian S. Murphy
Chief Executive Officer

Long Beach, CA
October __, 2018

NEMUS BIOSCIENCE, INC.

130 North Marina Drive

Long Beach, California 90803

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

Date and Purpose of Written Consent

Nemus Bioscience, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 130 North Marina Drive, Long Beach, California 90803. Our telephone number is (949) 396-0330. On October 5, 2018, a stockholder holding 73,116,250 shares of our Common Stock, which constitutes a majority of the voting power of the Company, and the Company’s Board of Directors (the “Board”) took action by written consent approving and adopting (i) an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of Common Stock from 236,000,000 to 500,000,000 (the “Authorized Common Stock Amendment”), and (ii) an amendment to our 2014 Omnibus Incentive Plan (the “Plan”) increasing the number of shares authorized for issuance under the Plan (the “Plan Amendment”).

This Information Statement is being distributed by the Board to the holders of record (the “Stockholders”) of the Company’s Common Stock as of October 5, 2018 (the “Record Date”) to notify the Stockholders that the holder of a majority of the voting power of the outstanding capital stock of the Company entitled to vote on the Authorized Common Stock Amendment and the Plan Amendment (the “Consenting Stockholder”) has taken action by written consent, in lieu of a special meeting of the Stockholders, approving the Authorized Common Stock Amendment and the Plan Amendment. The required vote was obtained on October 5, 2018 in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and the Company’s Articles of Incorporation and Bylaws. This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Copies of this Information Statement are expected to be mailed on or about October __, 2018 to the Stockholders as of the Record Date. The filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State reflecting the Authorized Common Stock Amendment, will not be completed until at least 20 calendar days after the initial mailing of this Information Statement.

Proxies

No proxies are being solicited. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dissenting Stockholders

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Authorized Common Stock Amendment or the Plan Amendment, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement, including the preparation, assembly and mailing of the Information Statement, will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them, and may reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS VOTED TO APPROVE THE AUTHORIZED COMMON STOCK AMENDMENT AND PLAN AMENDMENT. THE NUMBER OF VOTES HELD BY THE STOCKHOLDER EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH ACTIONS UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER DOCUMENTS, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS. THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE AUTHORIZED COMMON STOCK AMENDMENT AND THE PLAN AMENDMENT, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AUTHORIZED COMMON STOCK AMENDMENT AND THE PLAN AMENDMENT AND THE BACKGROUND OF THESE CORPORATE ACTIONS.

THE AUTHORIZED COMMON STOCK AMENDMENT AND THE PLAN AMENDMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THESE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FORWARD-LOOKING STATEMENTS

This Information Statement and the other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by any such forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or other variations on these words or words of similar import. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these uncertainties, stockholders are cautioned not to place undue reliance on the information contained in forward-looking statements. Except as specified in applicable SEC regulations, the Company is not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

VOTE REQUIRED TO APPROVE THE PROPOSAL

The approval and adoption of the Authorized Common Stock Amendment and the Plan Amendment requires the consent of the holders of a majority of the voting power of the Company. Holders of the Company’s Common Stock are entitled to one (1) vote with respect to each share of Common Stock issued and outstanding. Each holder of the Company’s Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of Common Stock into which such holder’s Series B Convertible Preferred Stock would be convertible on the Record Date.

As of the Record Date, there were 133,445,080 shares of Common Stock and no shares of Series B Convertible Preferred Stock issued and outstanding. For the approval of the Authorized Common Stock Amendment and the Plan Amendment, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote was required.

CONSENTING STOCKHOLDERS

On October 5, 2018, a stockholder holding 73,116,250 shares of Common Stock, or approximately 54.79% of the issued and outstanding Common Stock of the Company, delivered a written consent to us approving and adopting the actions described in this Information Statement. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Pursuant to Section 14(c) of the Exchange Act and the rules promulgated thereunder, the Authorized Common Stock Amendment being subject to approval of the Stockholders cannot become effective until at least 20 calendar days after the initial mailing of this Information Statement to the Stockholders. The Plan Amendment is effective upon approval of the Board and Consenting Stockholder.

STOCKHOLDER ACTION NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of the date hereof, pursuant to our Articles of Incorporation, we are authorized to issue up to two hundred thirty-six million (236,000,000) shares of Common Stock. Pursuant to the Authorized Common Stock Amendment, we propose to increase our authorized shares of Common Stock from two hundred thirty-six million (236,000,000) to five hundred million (500,000,000) shares of Common Stock.

The Consenting Stockholder representing a majority of the Company’s outstanding voting stock has given its written consent to increase the authorized number of shares of Common Stock. Under the NRS, the consent of the holders of a majority of the voting power is effective as stockholders’ approval. We will file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to five hundred million (500,000,000) shares of Common Stock no earlier than (20) calendar days from the date of mailing of this Information Statement. A copy of the form of Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Annex A.

The Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company, and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Amendment

The primary purpose of the Authorized Common Stock Amendment is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of our Company and our Stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our Stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock, of which we have none contemplated at this time other than as discussed herein.

On October 5, 2018, the Board approved a Multi-Draw Credit Agreement, by and between the Company and Emerald Health Sciences Inc. (“Emerald Health”), pursuant to which the Company may borrow up to $20,000,000 from Emerald Health. Pursuant to the terms of the Multi-Draw Credit Agreement, the Company will issue warrants to Emerald Health, and Emerald Health may convert all or any part of the outstanding loan into shares of the Company’s Common Stock. The Authorized Common Stock Amendment will allow the Company to reserve for issuance a sufficient number of shares of the Company’s Common Stock that may be required to be issued upon any future conversion by Emerald Health of all or any portion of the outstanding loan, or upon exercise of the warrants issued to Emerald Health in connection therewith.

Other than as described herein, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized pursuant to the Authorized Common Stock Amendment. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of our Company and its then existing stockholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized Common Stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Authorized Common Stock Amendment will be effective upon the filing of the Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could, within the limits imposed by applicable law, be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that may be opposed by the Board although perceived to be desirable by some stockholders. The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Common Stock Amendment may have anti-takeover ramifications, our Board believes that the financial flexibility offered by the Authorized Common Stock Amendment outweighs any potential disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves our Stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

Amendment

The first paragraph of Article 3 of the Company’s Articles of Incorporation will be amended to read as follows:

“The aggregate number of shares that the Corporation will have authority to issue is five hundred twenty million (520,000,000), of which five hundred million (500,000,000) will be common stock, with a par value of $0.001 per share, and twenty million (20,000,000) will be preferred stock, with a par value of $0.001 per share.”

A copy of the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Annex A.

Vote Required

The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote was required to approve the Authorized Common Stock Amendment.

No Dissenter’s Rights

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Authorized Common Stock Amendment, and we will not independently provide our stockholders with any such right.

STOCKHOLDER ACTION NO. 2

AMENDMENT TO THE COMPANY’S 2014 OMNIBUS INCENTIVE PLAN TO INCREASE THE

NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN

On October 5, 2018, the Consenting Stockholder and the Board approved an amendment to the Company’s 2014 Omnibus Incentive Plan (the “Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the outstanding shares of Common Stock (the “Plan Amendment”).

Our Plan is the only plan under which equity-based compensation may currently be awarded to our employees, officers, directors and consultants. In order to enable us to continue to offer meaningful equity-based incentives to our employees, officers, directors and consultants, the Consenting Stockholder and Board believe it is both necessary and appropriate and in the best interest of our Company and our Stockholders to increase the number of shares of our Common Stock available for these purposes. As a result, on October 5, 2018, the Consenting Stockholder and Board approved the Plan Amendment, which increases the number of shares of Common Stock authorized for issuance under the Plan to an aggregate number equal to ten percent (10%) of the outstanding shares of Common Stock. The increase in the number of shares authorized for issuance is the only change to the Plan, a summary of which is provided below.

Summary Description of 2014 Omnibus Incentive Plan

The following is a summary of the principal features of the Plan. All references to the Plan in this section refer to the Plan, as amended by the Plan Amendment. The following description is intended to be a summary of the material provisions of the Plan. It does not purport to be a complete description of all the provisions of the Plan, and is qualified in its entirety by reference to the complete text of the Plan, including the Plan Amendment evidenced by Amendment No. 1 to the Plan, which are attached hereto as Annex B. Capitalized terms used in the following summary and not otherwise defined in this Information Statement have the meanings set forth in the Plan.

Purpose and Eligible Participants. The purpose of the Plan is to attract, retain and reward high-quality executives, employees and consultants who provide services to the Company and its subsidiaries, and to motivate our executives, employees and consultants to achieve long-term corporate objectives, by enabling such persons to acquire a proprietary interest in the Company. All employees (including executive officers), non-employee directors, and consultants of the Company are eligible to participate in the Plan.

Types of Awards. The Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Committee:

Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options may be granted in such number, at such price, and subject to such conditions as may be established by the Committee. The exercise price of each Option shall be determined by the Committee, provided that such price will not be less than the fair market value of a share on the date of the grant. The term for the Options may be set by the Committee, but in no event shall an Option be exercisable more than ten (10) years from the date of grant. Recipients of Options have no rights as stockholders with respect to any shares covered by the Options until the recipients or transferees have become holders of record of any such shares.

Stock Appreciation Rights. Generally, upon exercise of a stock appreciation right (“SAR”), the recipient will receive cash, shares of the Company’s Common Stock, or a combination of cash and Common Stock, with a value equal to the excess of: (i) the fair market value of a share of Common Stock on the date of the exercise, over (ii) the exercise price or grant price of such SAR. The exercise price or grant price of a SAR and all other terms and conditions will be established by the Committee in its sole discretion, subject to and in accordance with the terms of the Plan.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture and/or transfer restriction, which may be based upon performance standards, periods of service, retention by the Participant of ownership of a specified number of shares of Common Stock, or other criteria as may be established by the Committee. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the Award beginning on the grant date, provided that any Common Stock distributed as a dividend or otherwise with respect to any restricted shares shall be subject to the same restrictions as such restricted shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares in the future subject to such terms, conditions and restrictions as the Committee may establish, which may be based on performance standards, periods of service, retention by the Participant of ownership of a specified number of shares of Common Stock, or other criteria. Recipients of restricted stock units have no rights as stockholder with respect to any shares covered by the Award until the lapse or release of all restrictions applicable to the Award and the issuance of shares of Common Stock in respect of such Award.

Performance Awards. Performance awards consist of the right to receive payment (in cash or shares of Common Stock, or a combination of cash and Common Stock) upon achievement of performance objectives during a performance period established by the Committee, which shall be two or more fiscal or calendar years. Recipients of performance awards have no rights as stockholders with respect to any shares covered by the Award until the issuance of shares of Common Stock, if any, in respect of such Award.

Number of Shares. Subject to adjustment as provided in the Plan, in 2014, the Board and stockholders approved the reservation of 3,200,000 shares of Common Stock to be available for issuance in connection with Awards granted under the Plan. The Plan Amendment increased the aggregate number of shares of Common Stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the Company’s issued and outstanding shares of Common Stock. Any shares of Common Stock offered under the Plan shall consist of authorized and unissued shares of Common Stock, or issued Common Stock that shall have been reacquired by the Company.

Administration. Subject to the terms of the Plan, the Board or, at the discretion of the Board, a committee of the Board consisting of at least two directors (the “Committee”), shall have the sole discretionary authority to administer the Plan and to: interpret the provisions of the Plan; establish and modify administrative rules for the Plan; impose such conditions and restrictions on Awards as it deems appropriate; make factual determinations with respect to, and take such steps in connection with, the Plan and Awards granted under the Plan as it may deem necessary or advisable; and delegate its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company.

Amendments. The Board has the complete power and authority to amend the Plan at any time, provided that the Board shall not, without the requisite approval of the Company’s stockholders, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange on which the Company’s Common Stock is listed.

Term. The Plan shall remain in effect until October 31, 2024, or until terminated by action of the Board, whichever occurs earlier. The Board has the authority to terminate the Plan at any time.

Change in Control. Unless otherwise provided in the terms of the applicable Award Agreement, upon a Change in Control of the Company, as defined in the Plan, no accelerated vesting of any outstanding Options or SARs shall occur, no acceleration of the termination of any restrictions applicable to restricted stock awards and restricted stock units shall occur, and no accelerated vesting of any outstanding performance awards shall occur.

Transfer Restrictions. A Participant’s rights and interests under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.

Federal Income Tax Matters

Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company’s Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Future Awards under the Plan

Awards under the Plan are granted at the discretion of the Board or the Committee appointed to administer the Plan. Accordingly, future awards under the Plan are not determinable.

Vote Required

The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote was required to approve the Plan Amendment.

No Dissenter’s Rights

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Plan Amendment, and we will not independently provide our stockholders with any such right.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned for services rendered to the Company for the fiscal years ended December 31, 2017 and 2016 of our named executive officers as determined in accordance with SEC rules.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year Ended	Salary $	Bonus $	Stock Awards $ (1)	Option Awards $ (1)	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $		Total $

Dr. Brian S. Murphy,	2017	448,846	0	0	0	0	0	0		448,846
CEO/CMO	2016	253,846	0	0	0	0	0	0		253,846

Elizabeth M. Berecz,	2017	294,712	0	0	0	0	0	0		294,712
CFO	2016	173,077	0	0	0	0	0	0		173,077

Cosmas N. Lykos,	2017	0	0	0	0	0	0	210,000	(2)	210,000
Chairman	2016	0	0	0	0	0	0	90,000	(2)	90,000

_________

(1)

Amounts reflect the full grant date fair value of restricted stock awards and stock options, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of restricted stock awards granted to our executives in Note 1 and 4 to our consolidated financial statements included elsewhere in this prospectus.

(2)

In June 2014, our subsidiary entered into an independent contractor agreement with K2C, Inc. (“K2C”), which is wholly owned by Mr. Lykos, pursuant to which we pay K2C a monthly fee for services performed by Mr. Lykos for our company. The agreement expired on June 1, 2016 and was automatically renewed for one year pursuant to the terms of the agreement. The monthly fee under the agreement was $10,000 until April 1, 2017, at which time it increased to a monthly fee of $20,000. Under the agreement, Mr. Lykos was also eligible to participate in our health, death and disability insurance plans. In addition, beginning in 2015, Mr. Lykos was a participant in our change in control severance plan. Effective February 28, 2018, the independent contractor agreement was terminated.

Employment and Severance Arrangements

As of December 31, 2017 and 2016, we did not have employment agreements with any of our executive officers.

In February 2015, we adopted a change in control severance plan, in which our named executive officers participate, that provides for the payment of severance benefits if the executive’s service is terminated within twelve months following a change in control, either due to a termination without cause or upon a resignation for good reason (as each term is defined in the plan).

In either such event, and provided the executive timely executes and does not revoke a general release of claims against the Company, he or she will be entitled to receive: (i) a lump sum cash payment equal to at least six months’ of the executive’s monthly compensation, plus an additional month for each full year of service over six years, (ii) Company-paid premiums for continued health insurance for a period equal to length of the cash severance period or, if earlier, when executive becomes covered under a subsequent employer’s healthcare plan, and (iii) full vesting of all then-outstanding unvested stock options and restricted stock awards.

In addition, the restricted stock awards granted to Dr. Murphy and Ms. Berecz in October 2015 will vest in full on a change in control (as defined in our 2014 Omnibus Incentive Plan).

Outstanding Equity Awards at Fiscal Year-end

As of December 31, 2017, our named executive officers held the following outstanding Company equity awards.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock Not Vested (#) (2)	Market Value of Shares Not Vested ($) (3)

Dr. Brian S. Murphy,	10/31/2014	288,000	192,000	$0.42	10/31/2024
CEO/MO	11/21/2014	105,000	70,000	$0.42	11/21/2024
	10/20/2015					375,000	113,250

Elizabeth M. Berecz	10/31/2014	60,000	40,000	$0.42	10/31/2024
CFO	11/21/2014	90,000	60,000	$0.42	11/21/2024
	10/20/2015					350,000	105,700

Cosmas N. Lykos,	11/21/2014	75,000	50,000	$0.42	11/21/2024
Chairman	10/20/2015					325,000	98,150

_____________

(1)

All of the options specified above vest as follows: 20% of total vests on each anniversary of the grant date over five years, subject to the grantee’s continued service. The options granted expire 10 years after the date of grant.

(2)	Each award of restricted stock vests in full on the three-year anniversary of the grant date, subject to the grantee’s continued service.

(3)	The market value of shares that have not vested is calculated based on the per share closing price of our common stock on December 31, 2017.

There were no exercises of stock options by our named executive officers during the year ended December 31, 2017.

Director Compensation

Our directors received the following compensation for their service as directors of the Company during the fiscal year ended December 31, 2017. Our directors generally received an annual cash retainer equal to $20,000. In addition, we grant stock options and restricted stock awards.

DIRECTOR COMPENSATION (1)
Name	Fees Earned or Paid in Cash	Stock Awards $ (2) (3)	Option Awards $ (3)	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Douglas S. Ingram	20,000	0	0	0	0	0	20,000
Gerald W. McLaughlin	20,000	0	0	0	0	0	20,000
Thomas A. George	20,000	0	0	0	0	0	20,000

_________

(1)	Does not include compensation received for services provided as executive officers.

(2)

Amounts reflect the full grant date fair value of restricted stock awards, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of restricted stock awards granted to our directors in Note 1 and 4 to our consolidated financial statements for the year ended December 31, 2016 included elsewhere in this prospectus.

(3)

As of December 31, 2017, Messrs. Ingram, McLaughlin and George held 60,000, 30,000 and 60,000, respectively, shares of restricted stock. In addition, Messrs. Ingram, McLaughlin and George held stock options covering 40,000, 20,000 and 40,000 shares of common stock, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 9, 2018, with respect to the beneficial ownership of our Common Stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of October 9, 2018, there were 133,445,080 shares of Common Stock outstanding.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Class Beneficially Owned
Directors and Executive Officers

Brian S. Murphy 130 North Marina Drive Long Beach, CA 90803	1,668,000	(2)	1.25%

Punit Dhillon 130 North Marina Drive Long Beach, CA 90803	0		0.00%

James L. Heppell 130 North Marina Drive Long Beach, CA 90803	0		0.00%

Douglas Cesario 130 North Marina Drive Long Beach, CA 90803	996,591	(3)	0.74%

Avtar Dhillon 130 North Marina Drive Long Beach, CA 90803	0		0.00%

All Officers and Directors as a Group	2,664,591		1.99%

5% Stockholders

Emerald Health Sciences Inc. Office 8262, The Landing 200 – 375 Water Street Vancouver, BC, Canada V6B 0M9	113,916,250	(4)	65.38%

___________

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Includes (i) 393,000 shares of Common Stock underlying options granted to Brian S. Murphy which may be exercised within 60 days of October 9, 2018, (ii) 375,000 shares of restricted Common Stock subject to three-year cliff vesting from October 20, 2015, and (iii) 900,000 shares of restricted Common Stock subject to 50% vesting on each of January 18, 2019 and January 18, 2020.

(3)

Includes (i) 643,501 shares of restricted Common Stock subject to 100% vesting on April 23, 2020, and (ii) 353,090 shares of Common Stock underlying options granted to Douglas Cesario which may be exercised within 60 days of October 9, 2018.

(4)	Includes 40,800,000 shares of Common Stock issuable upon exercise of warrants.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF

STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The Authorized Common Stock Amendment and the Plan Amendment require stockholder approval. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities. However, the latter method, while it represents the requisite stockholder approval, with regard to the Authorized Common Stock Amendment, is not deemed effective until twenty (20) days after this Information Statement has been sent to all of our stockholders giving them notice and informing them of the actions approved by such consent.

Given that we have already secured the affirmative consent of the holder of a majority of our voting securities to the Authorized Common Stock Amendment and the Plan Amendment, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders meeting called for such a purpose, and rather proceed through the written consent of the holder of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing these actions in a manner that is timely and efficient for our Company and our stockholders.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

Except as described herein, no director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed the Company that he intends to oppose any of the corporate actions to be taken by the Company as set forth in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. A stockholder may call our principal executive offices at (949) 396-0330 or mail a written request to Nemus Bioscience, Inc., Attention: Secretary, 130 North Marina Drive, Long Beach, CA 80803, to request:

•	a separate copy of this Information Statement;

•	a separate copy of Information Statements in the future; or

•	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file annual, quarterly, current and other reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, which may be downloaded free of charge.

ANNEX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Nemus Bioscience, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article 3 is amended in its entirety to read as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.83%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

SAC 443018284

Reset

ANNEX B

NEMUS BIOSCIENCE, INC. 2014 OMNIBUS INCENTIVE PLAN

AND AMENDMENT NO. 1 TO 2014 OMNIBUS INCENTIVE PLAN

NEMUS BIOSCIENCE, INC.

2014 OMNIBUS INCENTIVE PLAN

NEMUS BIOSCIENCE, INC.

2014 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01. Purpose. The purpose of the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02. Adoption and Term. The Plan has been approved and adopted by the Board to be effective as of October 31, 2014 (the “Effective Date”). The Plan shall be subject to the approval of the stockholders of the Company within one (1) year from the date it was adopted. The Plan shall remain in effect until the tenth (10th) anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01 Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02. Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.03. Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04. Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05. Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.06. Board means the Board of Directors of the Company.

2.07. Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 50% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c) The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, nless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e) a complete liquidation or dissolution of the Company.

2.08. Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.9. Committee has the meaning specified in Section 3.

2.10. Common Stock means the common stock of the Company, par value $0.001 per share.

2.11. Company means Nemus, a California corporation, and its successors.

2.12. Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.13. Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.14. Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15. Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16. Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.17. Fair Market Value means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq Capital Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the Financial Industry Regulatory Authority (“FINRA”), Electronic Bulletin Board, or OTC Markets, Inc. as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee.

2.18. Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19. Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20. Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21. Non-Vested Share means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

2.22. Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23. Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24. Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25. Performance Awards means Awards granted in accordance with Article VIII.

2.26. Performance Goals means revenues, units sold or growth in units sold, return on stockholders’ equity, customer satisfaction or retention, return on investment or working capital, operating income, economic value added (the amount, if any, by which net operating income after tax exceeds a reference cost of capital), EBITDA (as net income (loss) before net interest expense, provision (benefit) for income taxes, and depreciation and amortization), expense targets, net income, earnings per share, share price, reductions in inventory, inventory turns, on-time delivery performance, operating efficiency, productivity ratios, market share or change in market share, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.

2.27. Plan has the meaning given to such term in Section 1.01.

2.28. Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.39. Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30. Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31. Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32. Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33. Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01. Administrator.

(a) Duties and Authority. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board consisting of not less than two (2) directors (the “Committee”); provided, however, that if any member of the Committee is not a “Non-Employee Director” within the meaning of Rule 16b-3, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.

The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b) Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be _________________ (___,000,000) shares of Common Stock. The foregoing share limit shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. To the extent applicable, the total number of shares of authorized to be issued under the Plan shall be subject to Section 260.140.45 of Title 10 of the California Code of Regulations.

4.02. Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock-based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01. Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 1.0 million shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1 million.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01. Option Awards.

(a) Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b) Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

(c) Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

(d) Option Term. The term of each Option shall be fixed by the Committee, but, subject to the special restrictions applicable to Incentive Stock Options specified in Section 6.01(e), no Option shall be exercisable more than ten (10) years after the Date of Grant.

(e) Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.

(f) Rights As a Stockholder. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

(g) Exercise Due to Death or Disability. If an optionee’s employment with the Company terminates by reason of death or disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after the grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, within such period of time as is specified in the Award Agreement (of at least six (6) months) from the date of such death or disability.

(h) Period of Exercise After Termination of Employment. Except as otherwise provided in this paragraph or otherwise determined by the Committee, if an optionee’s employment with the Company terminates for any reason other than death or disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Options, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), within such period of time as is specified in the Award Agreement (of at least thirty (30) days) from the date of such termination. If the optionee does not exercise his or her Options within such specified period, the Options automatically terminate, and such Options become null and void.

(i) Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.02. Stock Appreciation Rights.

(a) Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b) Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c) Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03. Terms of Stock Options and Stock Appreciation Rights.

(a) Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant. In the event the Committee grants an Option or Stock Appreciation Right that would be subject to Section 409A of the Code, the Committee may include such additional terms, conditions and restrictions on the exercise of such Option or Stock Appreciation Right as the Committee deems necessary or advisable in order to comply with the requirements of Section 409A of the Code.

(b) Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii) Termination of the Award in the event of a Participant’s disability, retirement, death or other Termination of Service as provided in the Award Agreement, subject to Sections 6.01(g) and 6.01(h); or

(iii) In the case of an Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(e)); or

(iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

6.04. Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05. Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Options or Stock Appreciation Rights outstanding on the date of such Change in Control shall occur.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01. Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02 Restricted Shares.

(a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b) Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to a revocable inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d) Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares. Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03. Restricted Stock Units.

(a) Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b) Shareholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, no acceleration of the termination of any of the restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall occur in the event of a Change in Control.

ARTICLE VIII

PERFORMANCE AWARDS

8.01. Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b) Performance Targets. Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02. Termination of Service. In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03. Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Performance Awards outstanding on the date of such Change in Control shall occur.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01. Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02. Awards.

(a) Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b) Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c) Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(d) Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e) Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f) Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS

GRANTED UNDER THE PLAN

11.01. Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02. Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03. Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04. Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant.

11.05. Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06. Surrender of Awards; Authorization of Repricing. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. Without requiring shareholder approval, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company, including the substitution or grant of (i) an Option or Stock Appreciation Right with a lower exercise price than the Option or Stock Appreciation Right being surrendered, (ii) a different type of Award upon the surrender or cancellation of an Option or Stock Appreciation Right with an exercise price above the Fair Market Value of the underlying Common Stock on the date of such substitution or grant, or (iii) any other Award constituting a repricing of an Option or Stock Appreciation Right.

11.07. Adjustments to Reflect Capital Changes.

(a) Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b) Merger. In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

(c) Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08. No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09. Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10. Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of California and construed in accordance therewith.

11.11. No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12. Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13. Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14. Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15. Amendment and Termination.

(a) Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16. Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17. Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a) Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b) Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18 Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19 Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933, as amended, or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20 Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933, as amended, or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state, the United States or any other applicable foreign law.

11.21 Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

11.22 Financial Statements. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to all persons to whom an Award is granted pursuant to the Plan or to all persons who otherwise hold an outstanding Option or other Award under the Plan at least annually. This Section 11.22 shall not apply to key persons whose duties in connection with the Company and its Affiliates assure them access to equivalent information.

AMENDMENT NO. 1

TO

2014 OMNIBUS INCENTIVE PLAN

The following Amendment No. 1 (the “Amendment”) to the Nemus Bioscience, Inc. 2014 Omnibus Incentive Plan (the “Plan”), effective October 5, 2018, was adopted by the Board of Directors (the “Board”) of Nemus Bioscience, Inc. (the “Company”) on October 5, 2018 and approved by the Company’s stockholders on October 5, 2018. Capitalized terms used herein shall have the meanings ascribed in the Plan.

RECITALS

WHEREAS, pursuant to Section 3(a) of the Plan, the Board currently administers the Plan;

WHEREAS, pursuant to Section 11.15(a) of the Plan, the Board may amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan to add an evergreen provision to the share pool to ensure that annually additional shares are made available for issuance under the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth in this Amendment, effective as of October 5, 2018:

AMENDMENT

1. Amendment to Section 4.01. Section 4.01 of the Plan is hereby amended and restated in its entirety by inserting the following in lieu thereof:

“Number of Shares Issuable. The total number of shares authorized to be issued under the Plan shall equal the lesser of (i) 10% of the Company’s issued and outstanding shares of Common Stock or (ii) a lesser number of shares determined by the Board. In no event, however, shall the number of shares of Common Stock available under the Plan be reduced as a result of the application of this provision. The foregoing share limit shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. To the extent applicable, the total number of shares of authorized to be issued under the Plan shall be subject to Section 260.140.45 of Title 10 of the California Code of Regulations.”

2. Other Terms and Conditions. Except as modified pursuant to this Amendment, the Plan is ratified and confirmed in all respects.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Nemus Bioscience, Inc. on October 5, 2018.

Executed on this 5th day of October, 2018.

By:	/s/ Dr. Brian Murphy
Name:	Dr. Brian Murphy
Title:	Chief Executive Officer